EXHIBIT 10.82

CONFIDENTIAL TREATMENT REQUESTED CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

2011 RESOLUTION AGREEMENT TO WAFERING SUPPLY AND SALES AGREEMENT

This Resolution Agreement to the Wafering Supply and Sales Agreement (the “Resolution Agreement”) is entered into by and between:

FIRST PHILEC SOLAR CORPORATION, a company organized under the laws of the Philippines and having its principal office located at the First Philippine Industrial Park, Tanauan City, Batangas (hereinafter referred to as “FPSC”);

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SUNPOWER PHILIPPINES MFG., LTD, a Cayman Islands corporation duly licensed to do business under the laws of the Philippines and having its principal office located at 100 East Main Avenue, Laguna Techno Park, Biñan, Laguna, Philippines (hereinafter referred to as “SunPower”),

(collectively referred to as “the Parties”).

Whereas, FPSC and SunPower entered into a WAFERING SUPPLY AND SALES AGREEMENT (the “Supply Agreement”) on November 5, 2007 and are in the process of negotiating an extension to said Supply Agreement; and
Whereas, the Parties would like to set forth their agreement regarding certain matters occurring in Q2 and Q3 of 2011 as relating to the Supply Agreement, as well as certain amendments to the Supply Agreement.
NOW, THEREFORE, in consideration of the mutual promises and undertakings of the Parties, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties agree as follows:

1.	Q2 2011 yield loss sharing will be retroactively adjusted to include an additional $650K adjustment, to be borne by SunPower, due to quality issues associated with *** ingots.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.
The costs associated with the 16.5MT of ingot assigned to WIP in Q2 2011 will be borne by FPSC. To the extent that Q2 2011 yield loss compensated by SunPower included this material, SunPower will be credited by FPSC $810K in Q3 2011.

3.	SunPower is not responsible for any claims from FPSC for additional yield loss related to Q2 2011 except for item #6 below.

4.
SunPower agrees to fund ***% of the yield loss for the month of July 2011, where the minimum yield is not below ***%. Yield below ***% shall be entirely the responsibility of FPSC. All yield losses under the Supply Agreement from August 1, 2011 and beyond, except those reflected in item #6 below, are the financial responsibility of FPSC and not SunPower. For the avoidance of doubt, liability for ingot related defects shall be determined using the existing Material Review Board (MRB) process of FPSC with respect to incoming ingots and the existing MRB process of SunPower with respect to incoming wafers, in compliance with SunPower's technical specifications for ingots and wafers. FPSC will engage SunPower engineering and quality personnel in its MRB process and SunPower personnel will have the opportunity to provide input into ingot disposition decisions. Section 3.5 of the Supply Agreement is hereby superseded by this section.

5.
From August 1, 2011 and onward, the wafers per kg for products under the Supply Agreement is fixed at *** wafers/kg for 170um wafer thickness. There will be no exceptions including any wafers in WIP prior to the month of August 2011.

6.	For the approximate 1.073Million wafers currently being processed for slurry residue, the parties agree to cost share the loss up to a maximum of $322K per party.

7.
SunPower agrees to compensate FPSC $420k for the month of July 2011 under Section 3.4 (Price True Up) of the Supply Agreement. The parties have initiated discussions to consider fixed pricing for 2012 and both parties shall negotiate in good faith the formalization of these terms in the extension of the current Supply Agreement.

8.
In order to maintain FPSC's competitiveness, the Parties agree that for Q4 2011, pricing for 170um wafer thickness shall be fixed at $*** per wafer if the volume ordered by, and delivered to, SunPower is at least *** million wafers in Q4 2011. The Parties further agree that for Q4 2011, pricing for 170um wafer thickness shall be fixed at $*** per wafer if the volume ordered by, and delivered to, SunPower is at least *** million wafers in Q4 2011. This pricing shall supersede the pricing set forth in the Supply Agreement for Q4 2011.

Sections 9.3, 9.4, 9.6-9.16 of the Supply Agreement shall apply to this Resolution Agreement to Wafering Supply and Sales Agreement.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Parties have executed this Resolution Agreement as the date last written below in duplicate originals, both of which will be deemed originals, and both of which taken together shall be deemed one and the same instrument.

FIRST PHILEC SOLAR CORPORATION /s/ Danilo C. Lachica	SUNPOWER PHILIPPINES MFG LTD /s/ Paul Charrette
Danilo C. Lachica President Date: 21 Oct 2011	VP, Supply Chain Date: Oct 21, 2011

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